V-ONE CORPORATION
                                  -------------

                                          --------------------------------------
                                          Investor Name:________________________

                                          Offering Memorandum:__________________

                                                          Allocated _______
                                                          Wait List  ______
                                          --------------------------------------


                        $3,600,000 in gross sale proceeds
                               as described in the
                    Confidential Private Placement Memorandum
                             dated November 3, 1998



                                ----------------
                             SUBSCRIPTION DOCUMENTS
                                ----------------


     The completed documents must be returned to LaSalle St. Securities, Inc. (the "PLACEMENT AGENT") at the following address:

                             LaSalle St. Securities, Inc.
                             810 W. Washington Blvd
                             Chicago, Illinois 60607
                             Attention: Michael Grady

      This Offering is conditioned upon the receipt of subscriptions for the purchase of at least 1,800,000 shares of Common Stock, $0.001 par value per share (the "COMMON STOCK"), at a purchase price of $2.00 per share (such aggregated amount being referred to as the "PURCHASE PRICE"), and the receipt of the full Purchase Price therefor on or before the Expiration Date of the Offering (as defined below). The Company will hold a Closing of the Offering (the "CLOSING") upon receipt and acceptance of $3,600,000 in gross sale proceeds (i.e., subscriptions for 1,800,000 shares). The Company may sell an additional 922,070 shares (an additional $1,844,140 in gross sale proceeds) on the same terms described above. Pending the Closing, each prospective investor's payment accompanying the Subscription Documents will be deposited in a segregated escrow account with the Escrow Agent. As more fully described in the Company's
Confidential Private Placement Memorandum dated October 9, 1998 and as supplemented on October 9, 1998 and November 9, 1998 (the "Memorandum"), the Offering is expected to expire on November 16, 1998 (the "EXPIRATION DATE") which Expiration Date may be extended by the mutual agreement of the Company and the Placement Agent (as defined below) until November 20, 1998 without notice to investors. The Company has the right, in its sole discretion, to accept or reject any subscription in whole or in part. Purchase price payments will be delivered to LaSalle National Bank, 135 South LaSalle Street, Chicago, Illinois (the "ESCROW AGENT") for deposit in an interest-bearing account by noon of the next business day following the receipt until receipt thereof. If subscriptions for at least 1,800,000 shares of Common Stock have not been received and accepted, and the full Purchase Price therefor has not been received, on or before the Expiration Date, the Offering will be terminated and all funds will be returned promptly to subscribers without any interest thereon, and without charge or deduction.

      If a prospective investor has relied upon a purchaser representative in connection with evaluating the purchase of Common Stock, such prospective investor must have the purchaser representative complete a Purchaser Representative Questionnaire, which is available upon request from the Company.

      No person is authorized to receive the Subscription Documents unless preceded or accompanied by a copy of the Memorandum, as may be amended or supplemented from time to time and which Memorandum amends and restates any prior confidential private placement memorandum relating to the shares of Common Stock covered by the Offering. Reproduction or circulation of the Subscription Documents, in whole or in part, is prohibited.

THE SECURITIES ARE BEING OFFERED FOR SALE ONLY TO "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IN ORDER FOR THE COMPANY TO MAKE A DETERMINATION AS TO AN INVESTOR'S STATUS AS AN ACCREDITED INVESTOR, EACH INVESTOR IS REQUIRED TO MAKE CERTAIN REPRESENTATIONS AND WARRANTIES AND TO COMPLETE CERTAIN INFORMATION ALL OF WHICH IS CONTAINED IN THE PROSPECTIVE INVESTOR QUESTIONNAIRE.

      BY  EXECUTING  THE  SIGNATURE  PAGE  INCLUDED   HEREIN,   EACH  SUBSCRIBER
ACKNOWLEDGES AND AGREES AS FOLLOWS:

      IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ENTITY ISSUING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN
RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT, THE SUBSCRIPTION DOCUMENTS, OR THE CONFIDENTIAL OFFERING MEMORANDUM AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS AGREE THEY ARE ACQUIRING THE SHARES FOR INVESTMENT AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME, THE SHARES ARE SPECULATIVE INVESTMENTS WHICH INVOLVE A HIGH DEGREE OF RISK OF LOSS BY INVESTORS OF THEIR ENTIRE INVESTMENT. INVESTORS AGREE THEY HAVE NOT BEEN INDUCED TO INVEST BY ANY FORM OF GENERAL SOLICITATION OF GENERAL ADVERTISING.

                             SUBSCRIPTION AGREEMENT


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

Gentlemen:

      1.  PURCHASE AND SALE.  V-ONE  Corporation,  a Delaware  corporation  (the
"COMPANY"), has offered for sale, and the undersigned purchaser (the "PURCHASER") hereby tenders this subscription and applies for the purchase of the number of shares ("SHARES") of common stock, $0.001 par value per Share (the "COMMON STOCK") set forth on the Signature Page at the purchase price of $2.00 (the "OFFERING PRICE"). The Offering is expected to expire on November 16, 1998, subject to extension(s) by the mutual agreement of the Company and the Placement Agent until November 20, 1998 without notice to investors (the "EXPIRATION DATE"). The Offering is conditioned upon the Company's receipt and acceptance of subscriptions for 1,800,000 shares and the Company's receipt of the full Purchase Price therefor ($3,600,000) by the "Expiration Date". The Company has reserved the right to sell up to an additional 922,070 shares (an additional $1,844,140 in gross sale proceeds) on the same terms set forth above in the event this Offering is oversubscribed (the "Over Subscription Option"). The Purchaser must subscribe for a minimum of 50,000 shares ($100,000), which requirement may be waived in the Company's sole discretion. Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the Purchase Price for the shares (the "PURCHASE PRICE") subscribed for. This subscription may be rejected by the Company in its sole discretion in whole or in part. THE SIGNATURE OF THE UNDERSIGNED ON THE SIGNATURE PAGE CONSTITUTES THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT.

      2. AMOUNT AND METHOD OF PAYMENT. Payment of the Purchase Price required to purchase the Shares subscribed for hereunder is being made by check payable to "LaSalle National Bank as Escrow Agent for V-ONE Corporation" or wire transfer in the amount of the Purchase Price for the undersigned's subscription to such account at the Escrow Agent (as previously defined), which represents payment in full for the subscribed Shares. If payment is to be made by wire transfer, the Purchaser shall contact the Placement Agent to obtain appropriate wire transfer instructions. If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the Purchaser's subscription shall be void and all funds received from the Purchaser shall be returned as soon as practicable to the Purchaser without any interest thereon, and without charge or deduction.

      3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

            (a) (i) The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "ACT") or the securities laws of any state, by reason of their contemplated issuance in transactions exempt from the prospectus and delivery requirements of the Act pursuant to Section 4(2) thereof, and that the reliance on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that pursuant to Section 6(b) hereof a restrictive legend consistent with the foregoing has been or will be placed on the certificates representing the Shares. The Purchaser understands that neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to the Purchaser in connection with the Offering.

                (ii) The Purchaser is acquiring the Shares solely for the account of the Purchaser, for investment purposes only, and not with a view toward the resale or distribution thereof. The Purchaser further agrees not to transfer the Shares in violation of the Act or any applicable state securities law, and no one other than the Purchaser has any beneficial interest in the Shares;

                (iii) The Shares are and will be "restricted securities," as said term is defined in Rule 144 promulgated under the Act;

                (iv) The Purchaser agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition (x) has been registered under the Act or, in the opinion of counsel, is exempt from registration under the Act and (y) has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under applicable state securities laws. The Purchaser may not sell, transfer, or otherwise dispose of the Shares except in compliance with the applicable rules of the SEC;

                (v) The Purchaser is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D promulgated under the Act; and

                (vi) The Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 promulgated under the Act) of the Company.

            (b) (i) The Purchaser has received and carefully reviewed the Company's Confidential Offering Memorandum dated as of October 9, 1998, as amended and supplemented by the Supplement (No. 1) thereto dated October 9, 1998 and Supplement No. 2 thereto dated November 9, 1998 and as may be further amended or supplemented from time to time (the "Memorandum") which Memorandum relates to the Shares covered by this Offering;

                (ii) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering and to verify the accuracy of any representation or information set forth in the Memorandum, and all such questions, if any, have been answered to the full satisfaction of the Purchaser;

                (iii)   The Purchaser  has  received from  the Company, and  has
      reviewed, such information which the Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including without limitation, the Memorandum. The Purchaser acknowledges that the information set forth under the heading of "Risk Factors" in the Memorandum is specifically incorporated herein by reference and forms an integral part of this Subscription Agreement;

                (iv) The Purchaser has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits and risks involved in an investment in the Shares and acknowledges that an investment in the Shares entails a number of very significant risks and funds should only be invested if the Purchaser is able to withstand the total loss of his investment;

                (v) Except as set forth in this Subscription Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company. The Purchaser has relied solely on the representations, warranties, covenants and agreements of the Company in this Subscription Agreement and on the Purchaser's examination and independent investigation in making its decision to acquire the Shares, including review of the Memorandum and the Company's current SEC filings;

                (vi) The Purchaser understands that the Shares are being offered and sold expressly conditioned upon the satisfaction of specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein and in the related investor questionnaire in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. The Purchaser acknowledges that it is solely the Purchaser's responsibility to satisfy itself as to the full observance by this Offering and the sale of the Shares to Purchaser of the laws of any jurisdiction outside of the United States and Purchaser has done so and that his or its state or country of residence is set forth in such investor questionnaire;

                (vii) If an individual, the Purchaser is over 21 years old and is legally competent to execute this Subscription Agreement; if an entity, the Purchaser is duly authorized to invest in the Shares, and the individual signing this Subscription Agreement has been duly authorized by the Purchaser to do so;

                (viii) The Purchaser has full power and authority to execute and deliver this Subscription Agreement and to perform the Purchaser's obligations hereunder, and this Subscription Agreement is a legally binding obligation of the Purchaser enforceable against Purchaser in accordance with its terms; and

                (ix) The Purchaser has not incurred any obligation for any finder's or broker's agent's fees or commission in connection with the transactions contemplated hereby.

            (c) All the information which the undersigned has furnished to the Company, or which is set forth herein, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company. Unless the Company receives written notice to the contrary from the Purchaser prior to the Company's acceptance of this subscription, the Company shall be entitled to assume that the preceding is accurate in all respects on the date of the Closing ("CLOSING DATE").

      4. BINDING EFFECT. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of the Signature Page where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the Purchase Price, the Company will issue the Shares to the Purchaser.

      5. ACCEPTANCE IN PART. The Purchaser understands that the Company may, in its sole discretion, reject this subscription in whole or in part and reduce this subscription in any amount and to any extent.

      6.  RESTRICTIVE LEGEND AND STOP-TRANSFER INSTRUCTIONS.

            (a) The   Purchaser   shall   comply   with  all  of  the  following
      restrictions prior to reselling any of the Shares:

                (i)     The   Purchaser  shall  notify  the  Company  about  any
      proposed resale which notice must be received by the Company at least five business days prior to such resale;

                (ii) All offers or sales of such securities by the Purchaser in the United States or to U.S. persons may only be made pursuant to an effective registration filed under the Act or by an exemption from registration under the Act and in compliance with all applicable state securities laws; and

                (iii) If requested by the Company, the Purchaser shall provide a satisfactory opinion from legal counsel that the Purchaser's resale complies with this section.

            (b) Any certificate or certificates representing the Shares shall bear an appropriate legend evidencing the preceding restrictions.

      7.  INDEMNIFICATION - PLACEMENT.

            (a) The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which it may sustain or incur in connection with the breach by the Purchaser of any representation, warranty or covenant made by it herein or in any other document furnished by the undersigned to the Company in connection with the undersigned's investment in the Shares.

            (b) The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses (including, but not limited to, any and all expenses reasonably incurred in investigating or defending against any litigation commenced or threatened or any claim whatsoever) which it may sustain or incur in connection with the breach by the Company of any representation, warranty or covenant made by it herein.

      8. REGISTRATION OF SHARES. The Company hereby agrees to use its best efforts to file a registration statement with respect to the resale of the Shares purchased by the Purchaser pursuant to the Offering within a reasonable time after the date of the Closing (as defined in the Memorandum), but in no event later than 45 days after the date of the Closing. In connection with the foregoing, the Company will as expeditiously as practicable:

            (a) prepare and file with the SEC a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective for such period, not to exceed six months, as may be reasonably necessary to effect the sale of such securities;

            (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period, which need not exceed six months, and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance herewith and with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Shares under such registration statement, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Shares, owned by such seller or the sale of such securities by such underwriters; and

            (d) register or qualify such Shares, under the securities or blue sky laws of such jurisdictions in the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Shares, owned by such seller (provided, however, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) to subject itself to taxation in any such jurisdiction).

      9. REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of the Company's independent certified public accountants, and legal counsel, underwriters (excluding discounts and commissions attributable to the Shares), and other persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company. All costs and expenses other than Registration Expenses relating to the offer and sale of Shares pursuant hereto (e.g., fees and expenses of underwriters, underwriting discounts, selling commissions and taxes), and the fees and expenses of counsel engaged by the sellers of Shares, shall be the responsibility of such sellers. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the Shares to be registered on each securities exchange or transaction reporting system on which shares of Common Stock are then listed.

      10. INDEMNIFICATION - REGISTRATION.

            (a) The Company agrees to indemnify, to the extent permitted by law, each seller of Shares, its officers and directors and each person who controls such seller (within the meaning of the Act or the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT")) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 10(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Shares. The reimbursements required by this Section 10(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

            (b) In connection with any registration statement in which a seller of Shares, is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus or any amendment thereof or supplement thereto and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Act or the Exchange Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 10(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Shares, and the liability of each such seller of Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Shares pursuant to such registration statement.

            (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of Shares. The Company and each seller of Shares also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's or such seller's indemnification is unavailable for any reason.

      11. CONFIDENTIALITY. The Purchaser acknowledges and agrees that all information relating to the Company and this subscription, including, but not limited to, the information contained in the Memorandum, shall be kept confidential by the Purchaser, except as otherwise required by law or made public other than by or through the undersigned.

      12. NONTRANSFERABILITY. Neither this Subscription Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser.

      13. AMENDMENT; ENTIRE AGREEMENT; GOVERNING LAW. This Subscription Agreement (i) may only be modified by a written instrument executed by the Purchaser and the Company, (ii) together with the Investor Questionnaire and Signature Page, sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings between or among the parties with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Delaware applicable to contracts made and to be wholly performed therein, and (iv) shall inure to the benefit of, and be binding upon, the Company and the Purchaser and their respective heirs, legal representatives, successors and assigns.

      14. NOTICES.   All  notices,   requests,   demands,   claims,  and  other
communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party): (a) If to the Company:
V-ONE Corporation, 20250 Century Boulevard - Suite 300, Germantown, Maryland 20874, Attention: Charles B. Griffis; facsimile: (301) 515-5280; and (b) If to the Purchaser: to the address set forth on the investor questionnaire accompanying this Subscription Agreement; with a copy to: LaSalle St. Securities, Inc., 810 West Washington Blvd, Chicago, Illinois 60607, Attention:
Michael Grady; facsimile: (312) 705-3000.

      15. PRONOUNS. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

      THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                    -------------------------------------------
              IMPORTANT:
            Please Complete         Investor Name:
                                                  -----------------------------

                                    LaSalle St. Account No.:
                                                            -------------------

                                    Offering Memorandum No.
                                                            -------------------
                                    (from the cover of the Offering Memorandum)


                                                            ALLOCATED / /
                                                            WAIT LIST / /
                                    -------------------------------------------



                        INDIVIDUAL INVESTOR QUESTIONNAIRE

                          -----------------------------
                                V-ONE CORPORATION
                          -----------------------------


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874


      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Shares of V-ONE Corporation (the "Company") may be accepted. The Company will not offer or sell Shares to any investor who has not completed a Questionnaire.

      ALL  INFORMATION   CONTAINED  IN  THIS   QUESTIONNAIRE   WILL  BE  TREATED
CONFIDENTIALLY.

-------------------------------------------------------------------------------
     IF YOU ARE PURCHASING SHARES WITH YOUR SPOUSE, OR, IF YOU ARE MARRIED AND LIVE IN A COMMUNITY PROPERTY STATE, BOTH YOU AND YOUR SPOUSE MUST SIGN THE SIGNATURE PAGE (PAGE I-6).
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     IF YOU ARE PURCHASING SHARES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages I-1 to I-8 and return both completed Questionnaires to the Company in the same envelope.
-------------------------------------------------------------------------------

===============================================================================
    THIS INVESTOR QUESTIONNAIRE WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE INVESTOR SIGNS THE SIGNATURE PAGE ANNEXED HERETO.
===============================================================================

I.    PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SHARES:

      / /       Individual

      / /       Joint Tenants (rights of survivorship)

      / /       Tenants in Common (no rights of survivorship)

II.   PLEASE CHECK ONE OF THE FOLLOWING:

      I live in a community property state.

      / /       Yes

      / /       No

III.  PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO YOU:

      / /       1.   I  have an  individual net  worth or joint net  worth* with my spouse in excess of $1,000,000.

      / /       2.   I have had  an individual income*  in excess of $200,000 in each  of  the  two  most  recently completed  years  and  I
                     reasonably   expect  an  individual  income  in  excess  of
                     $200,000 in the current year.

      / /       3.   My  spouse and  I have  had  a joint income*  in  excess of
                     $300,000 in each of the two most recently completed years and we reasonably expect a joint income in excess of $300,000 in the current year.

IV.   OTHER CERTIFICATIONS.

      By signing the Signature Page, I certify the following (or, if I am purchasing Shares with my spouse as co-owner, each of us certifies the following):

      (a)   that I am at least 21 years of age; and

      (b) that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and




-----------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities INCLUDING home, home furnishings and automobiles. In determining income, an investor should add to his or her adjusted gross income as reflected on his or her most recent federal income tax return any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      (c)   that one of the following is true and correct (check one):

                SPOUSE, IF
 PURCHASER      CO-OWNER
------------    -----------
    / /            / /        I  am  a United States citizen or  resident of the
                              United States for United States federal income tax purposes.

    / /            / /        I  am neither  a  United  States  citizen  nor  am
                              resident of the United States for United States federal income tax purposes.

ALL PROSPECTIVE INVESTORS MUST MAKE THE FOLLOWING CERTIFICATION:

The undersigned's total proposed investment in the Shares:

      does NOT represent more than:

            / /     10% of the undersigned's net worth.
            / /     15% of the undersigned's net worth.
            / /     20% of the undersigned's net worth.
            / /     25% of the undersigned's net worth.
            / /     50% of the undersigned's net worth.

      / /     DOES represent more than 50% of the undersigned's net worth.

V.    GENERAL INFORMATION.

      (a)   PERSONAL INFORMATION.

PURCHASER:

Name:
     --------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:
                                                  -----------------------------

Residence Address:
                  -------------------------------------------------------------
                               (Number and Street)

-------------------------------------------------------------------------------
            (City)                        (State)                    (Zip Code)

Residence Telephone Number:
                           ----------------------------------------------------
                               (Area Code)                   (Number)

Name of Business:                          Title:
                 -------------------------       ------------------------------

Business Address:
                 --------------------------------------------------------------
                               (Number and Street)

-------------------------------------------------------------------------------
            (City)                        (State)                    (Zip Code)

Business Telephone Number:
                          -----------------------------------------------------
                              (Area Code)                   (Number)

I prefer to have correspondence sent to:  / /     Residence   / /     Business

NASD Affiliation or Association, if any:
                                        ---------------------------------------

      If none, check here    / /

SPOUSE, IF CO-OWNER:

Name:
     ---------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:
                                                  ------------------------------

Residence Address:
                  --------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
             (City)                        (State)                   (Zip Code)

Residence Telephone Number (IF DIFFERENT FROM PURCHASER'S):
                                                            --------------------
                                                            (Area Code) (Number)

Business Address (IF DIFFERENT FROM PURCHASER'S):
                                                 -------------------------------
                                                       (Number and Street)

--------------------------------------------------------------------------------
                 (City)                    (State)                    (Zip Code)

Business Telephone Number (IF DIFFERENT FROM PURCHASER'S):
                                                          ----------------------
                                                         (Area Code)    (Number)

I prefer to have correspondence sent to:  / /    Residence   / /     Business

NASD Affiliation or Association, if any:
                                        ----------------------------------------

      If none, check here   / /

VI.   REGISTRATION RIGHTS INFORMATION.

      (a) Please provide the following information:

            The nature of any position, office or other material relationship that you have had with the Company or any of its predecessors or affiliates during the past three years:

            --------------------------------------------------------------------

            The number of shares of Common Stock of the Company you currently own, if any (not including any shares subscribed for herein):

            --------------------------------------------------------------------

            The number of shares of Common Stock of the Company you have the right to acquire, if any (including shares of Common Stock underlying warrants):

            --------------------------------------------------------------------

            Describe the arrangement under which you have the right to acquire the shares of Common Stock listed in the preceding paragraph above:

            --------------------------------------------------------------------
            --------------------------------------------------------------------

VII.  SIGNATURE.

      The Signature Page is contained on Page I-6.

                       ----------------------------------
                                 SIGNATURE PAGE
                       ----------------------------------

                              INDIVIDUAL INVESTORS


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874


Ladies and Gentlemen:

      The undersigned subscriber for Shares hereby submits to you this Signature Page which constitutes the signature page for (a) the attached Investor Questionnaire and (b) the attached Subscription Agreement. The undersigned represents and agrees that THE EXECUTION OF THIS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS, and, in addition, acknowledges, certifies, represents and agrees with you as follows:

      1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the social security number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will notify you immediately of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

      2.  SUBSCRIPTION INFORMATION (to be completed by investor).

      Subscription amount:  $
                             ---------------------------------------------------

            Name(s) in which Shares are to be registered:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            Form of joint ownership (if applicable). (If one of these boxes is checked, subscriber and co-subscriber must both sign all documents):

            Tenants-by-Entirety     / /     Joint Tenants     / /
            Tenants-In-Common       / /

      If the Shares hereby subscribed for are to be owned by more than one person in any manner, the undersigned understands and agrees that all of the co-investors in such Shares must sign this Signature Page and complete an Investor Questionnaire in order for this subscription to be accepted.

      IN WITNESS WHEREOF, the undersigned represent(s), under penalty of perjury, that the foregoing statements are true and correct and that he or she has (they have) executed the Investor Questionnaire, the Subscription Agreement and the Signature Page this _______________ day of ____________________________,
199___.


--------------------------------                --------------------------------
Please Print Name of Investor                   Signature of Investor


--------------------------------                --------------------------------
Please Print Name of Co-Investor                Signature of Investor


[[[AUTHORIZATION TO TRANSFER FUNDS FROM CUSTOMER ACCOUNT TO ESCROW AGENT]]]

      The undersigned authorize(s) LaSalle St. Securities, Inc. to debit Customer Account #_________________ at LaSalle St. Securities, Inc. and to transfer the amount of the aggregate purchase price for the Shares subscribed to LaSalle National Bank as Escrow Agent.




                                          --------------------------------------
                                          Signature of Investor


                                          --------------------------------------
                                          Signature of Investor


      THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ARE QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED WITH BY COUNSEL TO THE
COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION OF SUCH SHARES ARE NOT REQUIRED.

TO BE COMPLETED AND SIGNED BY REGISTERED REPRESENTATIVE

      I hereby represent on recommending the purchase of Shares in the Company that I, the Registered Representative:

      1. have reasonable grounds to believe, on the basis of information obtained from the participant and any other information known by me, that the Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Act;

      2. have, prior to execution of the written Subscription Agreement, informed the Purchaser of all pertinent facts relating to the liquidity and marketability of the Shares during the term of the investment.

      I further represent that I am registered to offer and sell securities of the type offered in this Offering in the state in which this Offering is made.




----------------------------------------------
Registered Representative Signature      Date

----------------------------------------------
Print Name of Registered Representative

----------------------------------------------
Broker-Dealer Firm Name

----------------------------------------------
Street Address

----------------------------------------------
City & State                         Zip Code

                                               NOT TO BE COMPLETED BY SUBSCRIBER



NOT TO BE COMPLETED BY SUBSCRIBER PAYMENT OF PURCHASE PRICE,  SIGNATURE PAGE AND
INVESTOR     QUESTIONNAIRE     RECEIVED    AND    SUBSCRIPTION    ACCEPTED    ON
________________________, 199___.


                                    V-ONE Corporation


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                    --------------------------------------------
              IMPORTANT:
            Please Complete         Investor Name:
                                                  ------------------------------

                                    LaSalle St. Account No.:
                                                            --------------------

                                    Offering Memorandum No.
                                                           ---------------------
                                    (from the cover of the Offering Memorandum)


                                                            ALLOCATED / /
                                                            WAIT LIST / /
                                    --------------------------------------------



                            CORPORATION QUESTIONNAIRE

                          -----------------------------
                                V-ONE CORPORATION
                          -----------------------------


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874


      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION's subscription to purchase the Shares of V-ONE Corporation (the "Company") may be accepted. The Company will not offer or sell the Shares to any investor who has not completed a Questionnaire.

      INFORMATION    CONTAINED   IN   THIS   QUESTIONNAIRE   WILL   BE   TREATED
CONFIDENTIALLY.

===============================================================================
    THIS INVESTOR QUESTIONNAIRE WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE INVESTOR SIGNS THE SIGNATURE PAGE ANNEXED HERETO.
===============================================================================

I.    PLEASE CHECK STATEMENTS 1 OR 2 AND 3 BELOW, AS APPLICABLE:

      / /   1.  If  the  undersigned  CORPORATION  was formed  for  the specific purpose of acquiring the Shares, each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following conditions:

                (a) The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

                (b) The shareholder is a natural person whose individual income* was in excess of $200,000 in each of the two most recently completed years and who reasonably expects an individual income in excess of $200,000 in the current year.

                (c) The shareholder is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recently completed years and who reasonably expects a joint income in excess of $300,000 in the current year.

                (d) The shareholder is an entity in which all of the equity owners satisfy (a), (b) or (c) above.

      / /   2.  The   undersigned  CORPORATION:  (i)  was   not  formed  for the
                specific purpose of acquiring the Shares; AND (ii) has total assets in excess of $5,000,000.

      / /   3.  The CORPORATION is one of the following:

                (a) A bank as defined in Section 3(a)(2) of the Securities Act of 1933, whether acting in its individual or fiduciary capacity.

                (b) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

                (c) An insurance company as defined in Section 2(13) of the Securities Act of 1933;

                (d) An investment company registered under the Investment Company Act of 1940 or a "business development company" as defined in Section 2(a)(48) of such act.

                (e) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                (f)  A  private  business  development  company  as  defined  in
                     Section 202(a)(22) of the Investment Advisers Act of 1940.



----------------------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities INCLUDING home, home furnishings and automobiles. In determining income, an investor should add to his or her adjusted gross income as reflected on his or her most recent federal income tax return any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

-------------------------------------------------------------------------------
     IF YOU CHECKED STATEMENT 1 IN SECTION I, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR
JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE.
-------------------------------------------------------------------------------

II.   OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the CORPORATION's purchase of the Shares will be solely for the CORPORATION's own account and not for the account of any other person; and

      (b) that the purchase by the CORPORATION is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision; and

      (c) that the CORPORATION's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

      (d)   that one of the following is true and correct (check one):

            / / the CORPORATION is a corporation organized in or under THE laws of the United States or any political subdivision thereof; or

            / / the CORPORATION is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation. (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED'S ELECTION MUST BE ATTACHED TO THIS SUBSCRIPTION AGREEMENT IF THIS PROVISION IS APPLICABLE); or

            / /   neither (i) nor (ii) above is true.

ALL PROSPECTIVE INVESTORS MUST MAKE THE FOLLOWING CERTIFICATION:

The undersigned's total proposed investment in the Shares:

            does NOT represent more than:

                  / /    10% of the undersigned's net worth.
                  / /    15% of the undersigned's net worth.
                  / /    20% of the undersigned's net worth.
                  / /    25% of the undersigned's net worth.
                  / /    50% of the undersigned's net worth.

            / /   DOES represent more than 50% of the undersigned's net worth.

III.  GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE CORPORATION):

Name:
     ---------------------------------------------------------------------------


Principal Place of Business:
                            ----------------------------------------------------
                                           (Number and Street)

--------------------------------------------------------------------------------
         (City)                        (State)                       (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                  (Number and Street)

--------------------------------------------------------------------------------
        (City)                        (State)                        (Zip Code)

Telephone Number:
                 ---------------------------------------------------------------
                              (Area Code)                   (Number)

State of Incorporation:
                       ---------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

NASD Affiliation or Association of Trustee(s), if any:
                                                      --------------------------

      If none, check here     / /

Number of Shareholders:
                       ---------------------------------------------------------

Principal Activity of Corporation:
                                  ----------------------------------------------

      (b)   INDIVIDUAL  WHO IS  EXECUTING  THIS  QUESTIONNAIRE  ON BEHALF OF THE
            CORPORATION:

Name:
     ---------------------------------------------------------------------------

Position or Title:
                  --------------------------------------------------------------


IV.   REGISTRATION RIGHTS INFORMATION.

      (a)   Please provide the following information:

            The nature of any position, office or other material relationship that you have had with the Company or any of its predecessors or affiliates during the past three years:

            --------------------------------------------------------------------

            The number of shares of Common Stock of the Company you currently own, if any (not including any shares subscribed for herein):
                                                                         -------

            The number of shares of Common Stock of the Company you have the right to acquire, if any (including shares of Common Stock underlying warrants):
                                 -----------------------------------------------

            Describe the arrangement under which you have the right to acquire the shares of Common Stock listed in the preceding paragraph above:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

V.    SIGNATURE.

      The Signature Page is contained on Page C-7.

                       ----------------------------------
                                 SIGNATURE PAGE
                       ----------------------------------

                               CORPORATE INVESTOR


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

Ladies and Gentlemen:

      The undersigned subscriber for Shares hereby submits to you this Signature Page which constitutes the signature page for (a) the attached Investor Questionnaire and (b) the attached Subscription Agreement. The undersigned represent and agrees that THE EXECUTION OF THIS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

      1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will notify you immediately of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

      2.  SUBSCRIPTION INFORMATION (to be completed by investor).

          Subscription amount: $
                                ------------------------------------------------

          Name(s) in which Shares are to be registered:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

      3. INVESTMENT AUTHORIZATION. The undersigned corporation has all requisite authority to acquire the Shares hereby subscribed for and to enter into the Subscription Agreement and further, the undersigned officer or partner of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Signature Page on its behalf.

      IN WITNESS WHEREOF, the undersigned represent(s), under penalty of perjury, that the foregoing statements are true and correct and that it has caused the Investor Questionnaire, the Subscription Agreement and the Signature Page to be duly executed and authorized on its behalf this _____ day of ______________, 199___.


                                          --------------------------------------
                                          Name of Investor


                                          By:
                                             -----------------------------------
                                                Signature of Authorized Person


                                          --------------------------------------
                                          Print name and title



[[[AUTHORIZATION TO TRANSFER FUNDS FROM CUSTOMER ACCOUNT TO ESCROW AGENT]]]

      The undersigned authorize(s) LaSalle St. Securities, Inc. to debit Customer Account #_________________ at LaSalle St. Securities, Inc. and to transfer the amount of the aggregate purchase price for the Shares subscribed to LaSalle National Bank as Escrow Agent.


                                    --------------------------------------------
                                    Name of Investor


                                    By:
                                       -----------------------------------------
                                          Signature of Authorized Person


                                   ---------------------------------------------
                                   Print name and title


      THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ARE QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED WITH BY COUNSEL TO THE
COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION OF SUCH SHARES ARE NOT REQUIRED.

TO BE COMPLETED AND SIGNED BY REGISTERED REPRESENTATIVE

      I hereby represent on recommending the purchase of Shares in the Company that I, the Registered Representative:

      1. have reasonable grounds to believe, on the basis of information obtained from the participant and any other information known by me, that the Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Act;

      2. have, prior to execution of the written Subscription Agreement, informed the Purchaser of all pertinent facts relating to the liquidity and marketability of the Shares during the term of the investment.

      I further represent that I am registered to offer and sell securities of the type offered in this Offering in the state in which this Offering is made.





----------------------------------------------
Registered Representative Signature       Date

----------------------------------------------
Print Name of Registered Representative

----------------------------------------------
Broker-Dealer Firm Name

----------------------------------------------
Street Address

----------------------------------------------
City & State                          Zip Code

                                               NOT TO BE COMPLETED BY SUBSCRIBER


PAYMENT OF PURCHASE PRICE, SIGNATURE PAGE AND INVESTOR QUESTIONNAIRE RECEIVED AND SUBSCRIPTION ACCEPTED ON ______________________________, 199___.



                                    V-ONE Corporation


                                    By:
                                       -----------------------------------------

                                    Its:
                                        ----------------------------------------

                                        ---------------------------------------
      IMPORTANT:                        Investor Name:
      Please Complete                   ---------------------------------------




                            PARTNERSHIP QUESTIONNAIRE

                          -----------------------------
                                V-ONE CORPORATION
                          -----------------------------


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase the Shares of V-ONE Corporation (the "Company") may be accepted. The Company will not offer or sell Shares to any investor who has not completed a Questionnaire.

      INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

===============================================================================
THIS INVESTOR QUESTIONNAIRE WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE AUTHORIZED SIGNATORY SIGNS THE SIGNATURE PAGE ANNEXED HERETO.
===============================================================================

I.    PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE:

      / /   1.    Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following conditions:

                  (a) The partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

                  (b) The partner is a natural person whose individual income* was in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year.

                  (c) The partner is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

                  (d) The partner is an entity in which all of the equity owners satisfy (a), (b) or (c) above.

      / /   2.    The  undersigned  PARTNERSHIP:  (i)  was  not  formed  for the specific purpose of acquiring the Shares; AND (ii) has total assets in excess of $5,000,000.

-------------------------------------------------------------------------------
      IF YOU CHECKED STATEMENT 1 IN SECTION I AND DID NOT CHECK STATEMENT 2, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 1) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT
INCOME),   OR  EACH  PARTNER  MUST  PROVIDE  A  COMPLETE  INDIVIDUAL  INVESTOR
QUESTIONNAIRE.
-------------------------------------------------------------------------------

II.   OTHER CERTIFICATIONS.

      By signing the PARTNERSHIP Signature Page, the undersigned certifies the following:

      (a) that the purchase by the PARTNERSHIP is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision; and

      (b) that the PARTNERSHIP's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and




------------------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities INCLUDING home, home furnishings and automobiles. In determining income, an investor should add to his or her adjusted gross income as reflected on his or her most recent federal income tax return any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      (c)   that one of the following is true and correct (check one):

            / / the PARTNERSHIP is a partnership formed in or under the laws of the United States or any political subdivision thereof; or

            / / the PARTNERSHIP is not a partnership formed in or under the laws of the United States or any political subdivision thereof.

ALL PROSPECTIVE INVESTORS MUST MAKE THE FOLLOWING CERTIFICATION:

The PARTNERSHIP'S total proposed investment in the Shares:

      / / does NOT represent more than 10% of the Partnership's net worth and such net worth is at least $200,000 OR does NOT represent more than 25% of the Partnership's net worth and such net worth is at least $250,000 and the Partnership had an annual income of at least $100,000 in 1996 and 1997 and reasonably expects to reach the same income level in 1998.

      / / does represent more than 10% of the Partnership's net worth and such net worth is at least $200,000 OR does represent more than 25% of the Partnership's net worth and such net worth is at least $250,000 and the Partnership had an annual income of at least $100,000 in 1996 and 1997 and reasonably expects to reach the same income level in 1998.


III.  GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE PARTNERSHIP):

Name:
     ---------------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
         (City)                        (State)                       (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                  (Number and Street)

--------------------------------------------------------------------------------
         (City)                        (State)                       (Zip Code)


Telephone Number:
                 ---------------------------------------------------------------
                              (Area Code)                   (Number)

State in which Formed:
                      ----------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

NASD Affiliation or Association of Partner(s), if any:
                                                      --------------------------

      If none, check here     / /

Number of Partners:
                   -------------------------------------------------------------

Principal Activity of Partnership:
                                  ----------------------------------------------

            (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP:

Name:
     ---------------------------------------------------------------------------

Position or Title:
                  -------------------------------------------------------------


IV.   REGISTRATION RIGHTS INFORMATION.

      (a)   Please provide the following information:

            The nature of any position, office or other material relationship that you have had with the Company or any of its predecessors or affiliates during the past three years:
                                                   -----------------------------


            The number of shares of Common Stock of the Company you currently own, if any (not including any shares subscribed for herein):
                                                                         -------

            The number of shares of Common Stock of the Company you have the right to acquire, if any (including shares of Common Stock underlying warrants):
                                 -----------------------------------------------

            Describe the arrangement under which you have the right to acquire the shares of Common Stock listed in the preceding paragraph above:

            --------------------------------------------------------------------

           --------------------------------------------------------------------


V.    SIGNATURE.

      The Signature Page is contained on Pages P5 - P6.

                       ----------------------------------
                                 SIGNATURE PAGE
                       ----------------------------------

                              PARTNERSHIP INVESTOR

V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

Ladies and Gentlemen:


      The undersigned subscriber for Shares hereby submits to you this Partnership Signature Page which constitutes the signature page for (a) the attached Partnership Questionnaire and (b) the attached Subscription Agreement. The undersigned represents and agrees that THE EXECUTION OF THIS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

      1. PARTNERSHIP QUESTIONNAIRE. The information contained in the Partnership Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will notify you immediately of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

      2.  SUBSCRIPTION INFORMATION (to be completed by investor).

            Subscription amount:  $
                                   ---------------------------------------------

            Name(s) in which Shares are to be registered:

            --------------------------------------------------------------------

            --------------------------------------------------------------------



      3. INVESTMENT AUTHORIZATION. The undersigned partnership has all requisite authority to acquire the Shares hereby subscribed for and to enter into the Subscription Agreement and further, the undersigned officer or partner of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Signature Page on its behalf.

      IN WITNESS WHEREOF, the undersigned represent(s), under penalty of perjury, that the foregoing statements are true and correct and that his or her signature on the Signature Page constitutes the execution of the Partnership Questionnaire and the Subscription Agreement on behalf of the subscriber partnership this _____ day of ______________, 199__.




                                          --------------------------------------
                                          Name of Investor


                                          By:
                                             -----------------------------------
                                                Signature of Authorized Person


                                          --------------------------------------
                                          Print name and title


[[[AUTHORIZATION TO TRANSFER FUNDS FROM CUSTOMER ACCOUNT TO ESCROW AGENT]]]

      The undersigned authorize(s) LaSalle St. Securities, Inc. to debit Customer Account #_________________ at LaSalle St. Securities, Inc. and to transfer the amount of the aggregate purchase price for the Shares subscribed to LaSalle National Bank as Escrow Agent.


                                    --------------------------------------------
                                    Name of Investor


                                    By:
                                        ----------------------------------------
                                          Signature of Authorized Person


                                    --------------------------------------------
                                    Print name and title


      THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ARE QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, CONCURRED WITH BY COUNSEL TO THE
COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION OF SUCH SHARES ARE NOT REQUIRED.

TO BE COMPLETED AND SIGNED BY REGISTERED REPRESENTATIVE

      I hereby represent on recommending the purchase of Shares in the Company that I, the Registered Representative:

      1. have reasonable grounds to believe, on the basis of information obtained from the participant and any other information known by me, that the Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Act;

      2. have, prior to execution of the written Subscription Agreement, informed the Purchaser of all pertinent facts relating to the liquidity and marketability of the Shares during the term of the investment.

      I further represent that I am registered to offer and sell securities of the type offered in this Offering in the state in which this Offering is made.



----------------------------------------------
Registered Representative Signature       Date

----------------------------------------------
Print Name of Registered Representative

----------------------------------------------
Broker-Dealer Firm Name

----------------------------------------------
Street Address

----------------------------------------------
City & State                          Zip Code

                                               NOT TO BE COMPLETED BY SUBSCRIBER


      PAYMENT OF PURCHASE PRICE, SIGNATURE PAGE AND INVESTOR QUESTIONNAIRE RECEIVED AND SUBSCRIPTION ACCEPTED ON ______________________________, 199___.


                                        V-ONE Corporation


                                        By:
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                   ---------------------------------------------
      IMPORTANT:
      Please Complete              Investor Name:
                                                 -------------------------------

                                   LaSalle St. Account No.:
                                                           ---------------------

                                   Offering Memorandum No.
                                                          ----------------------
                                   (from the cover of the Offering Memorandum)

                                                           ALLOCATED / /
                                                           WAIT LIST / /
                                   ---------------------------------------------



                               TRUST QUESTIONNAIRE

                          -----------------------------
                                V-ONE CORPORATION
                          -----------------------------


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase the Shares of V-ONE Corporation (the "Company") may be accepted. The Company will not offer or sell Shares to any investor who has not completed a Questionnaire.

      INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

===============================================================================
THIS INVESTOR QUESTIONNAIRE WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE TRUSTEE SIGNS THE SIGNATURE PAGE ANNEXED HERETO.
===============================================================================

I.    PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE:

      / /   1.    (a)   the TRUST has total assets in excess of $5,000,000; AND

                  (b) the TRUST was not formed for the specific purpose of acquiring the Shares; AND

                  (c) the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision.

      / /   2.    The grantor of the TRUST may revoke the TRUST at any time; the grantor retains sole investment control over the assets of the TRUST, AND

                  (a) the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

                  (b) the grantor is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year; or

                  (c) the grantor is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.

-------------------------------------------------------------------------------
      IF YOU CHECKED STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 1, THE GRANTOR MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE FOR EACH GRANTOR.
-------------------------------------------------------------------------------

II.   OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the TRUST's purchase of the Shares is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire on behalf of the TRUST; and

      (b)   that the TRUST has not been  established  in connection  with either
            (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or
            (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code; and

      (c) that the TRUST's name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and



-------------------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities INCLUDING home, home furnishings and automobiles. In determining income, an investor should add to his or her adjusted gross income as reflected on his or her most recent federal income tax return any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      (d)   that one of the following is true and correct (check one):

            / / the TRUST is an estate or trust whose income from sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States; or

            / / the TRUST is an estate or trust whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

ALL PROSPECTIVE INVESTORS MUST MAKE THE FOLLOWING CERTIFICATION:

The Trust's total proposed investment in the Shares:

      / / does NOT represent more than 10% of the Trust's net worth and such net worth is at least $200,000 OR does NOT represent more than 25% of the Trust's net worth and such net worth is at least $250,000 and the Trust had an annual income of at least $100,000 in 1996 and 1997 and reasonably expects to reach that same income level in 1998.

      / / does represent more than 10% of the Trust's net worth and such net worth is at least $200,000 OR does represent more than 25% of the Trust's net worth and such the Trust has a net worth of at least $250,000 and the Trust had an annual income of at least $100,000 in 1996 and 1997 and reasonably expects to reach the same income level in 1998.


III.  GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE TRUST):

Name:
     ---------------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------
                               (Number and Street)

--------------------------------------------------------------------------------
          (City)                        (State)                       (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                     (Number and Street)

Telephone Number:
                 ---------------------------------------------------------------
                              (Area Code)                   (Number)

State in which Formed:
                      ----------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

Principal Activity of Trust:
                            ----------------------------------------------------

      (b)   TRUSTEES  WHO ARE  EXECUTING  THIS  QUESTIONNAIRE  ON  BEHALF OF THE
            TRUST:

Name(s) of Trustee(s):
                      ----------------------------------------------------------

NASD Affiliation or Association of Trustee(s), if any:   If none, check here / /
                                                      ---

IV.   SIGNATURE.

      The Signature Page is contained on Pages T-5 - T-6.

                       ----------------------------------
                                 SIGNATURE PAGE
                       ----------------------------------

                                 TRUST INVESTOR


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

Gentlemen:

      The undersigned subscriber for Shares hereby submits to you this Signature Page which constitutes the signature page for the attached Trust Questionnaire and the attached Subscription Agreement. The undersigned represent and agrees that THE EXECUTION OF THIS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS, and, in addition, acknowledges, certifies, represents and agrees with you as follows:

      1. TRUST QUESTIONNAIRE. The information contained in the Trust Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will notify you immediately of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

      2.  SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for:
                                            -------------------

            Aggregate purchase price (number of shares x $2.00--
            minimum  purchase  50,000  shares for  $100,000).....$
                                                                  --------------

            Name(s) in which Shares are to be registered:


            --------------------------------------------------------------------

            --------------------------------------------------------------------

      3. INVESTMENT AUTHORIZATION. The undersigned trust has all requisite authority to acquire the Shares hereby subscribed for and to enter into the Subscription Agreement and further, the undersigned trustee of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Signature Page on its behalf.

      IN WITNESS WHEREOF, the undersigned trustees represent(s), under penalty of perjury, that the foregoing statements are true and correct and that his or her signature on this Signature Page constitutes the execution of the Trust Questionnaire and the Subscription Agreement on behalf of the subscriber Trust this _____ day of ______________, 1998.


For Individual Trustee(s):                   For Corporate Trustee:

----------------------------------           -----------------------------------
Signature, as Trustee                        Name of Corporate Trustee


                                             By:
----------------------------------              --------------------------------
Print Name                                      Signature of Authorized Officer


----------------------------------           -----------------------------------
Signature of Co-Trustee                      Print Name and Title
(If required by Trust Instrument)


----------------------------------
Print Name

                                               NOT TO BE COMPLETED BY SUBSCRIBER


CHECK, SIGNATURE PAGE AND TRUST QUESTIONNAIRE RECEIVED AND SUBSCRIPTION ACCEPTED ON ________________________, 1998.


                                          V-ONE Corporation



                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                     -------------------------------------------
      IMPORTANT:
      Please Complete                Investor Name:
                                                   -----------------------------

                                     LaSalle St. Account No.:
                                                             -------------------

                                     Offering Memorandum No.
                                                            --------------------
                                     (from the cover of the Offering Memorandum)


                                                             ALLOCATED / /
                                                             WAIT LIST / /
                                     -------------------------------------------



                          RETIREMENT PLAN QUESTIONNAIRE

                          -----------------------------
                                V-ONE CORPORATION
                          -----------------------------


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874


      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase the Shares of V-ONE Corporation (the "Company") may be accepted. The Company will not offer or sell Shares to any investor who has not completed a Questionnaire.

      ALL  INFORMATION   CONTAINED  IN  THIS   QUESTIONNAIRE   WILL  BE  TREATED
CONFIDENTIALLY.

===============================================================================
THIS RETIREMENT PLAN QUESTIONNAIRE WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES WHEN THE INVESTOR SIGNS THE SIGNATURE PAGE ANNEXED HERETO.
===============================================================================

I.    PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE:

      / /   1.    The  undersigned  RETIREMENT  PLAN  certifies  that  it  is an employee  benefit  plan  within the  meaning  of the  Employee
                  Retirement Income Security Act of 1974 ("ERISA"); AND:

            / /   (a)   the investment decisions are made by a plan fiduciary as
                        defined in  Section  3(21) of ERISA that (i) is either a
                        bank,   insurance   company  or  registered   investment
                        advisor, or (ii) is a savings and loan association; or

            / /   (b)   The  undersigned  RETIREMENT  PLAN has  total  assets in
                        excess of $5,000,000.

            / /   (c)   The undersigned  RETIREMENT PLAN is self-directed,  with
                        investment decisions made solely by persons each of whom satisfies at least one of the following conditions:

                        (i) such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                        (ii) such person had an individual income* was in excess of $200,000 in each of the two most recent years and who reasonably expects an individual income in excess of $200,000 in the current year; or

                        (iii) such person  together with his or her spouse,  has
                              had a joint income* in excess of $300,000 in each of the two most recent years and who reasonably expects a joint income in excess of $300,000 in the current year.



-------------------------------------------------------------------------------
      IF YOU CHECKED STATEMENT 1(c) AND NOT STATEMENT 1(a) OR STATEMENT 1(b), YOU MUST PROVIDE A LETTER SIGNED BY A PERSON DULY AUTHORIZED BY THE
RETIREMENT PLAN LISTING, AS APPLICABLE, THE NAMES OF THE PERSONS (OR ENTITIES) MAKING THE INVESTMENT DECISION AND THE REASON (UNDER STATEMENT 1(c) SUCH PERSON (OR ENTITY) QUALIFIES AN AS ACCREDITED INVESTOR (ON THE BASIS OF
NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME OR OTHERWISE), OR EACH SUCH PERSON (OR ENTITY) MUST COMPLETE THE APPROPRIATE QUESTIONNAIRE (I.E., FOR AN INDIVIDUAL, TRUST, PARTNERSHIP OR CORPORATION).
-------------------------------------------------------------------------------

II.   OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the RETIREMENT PLAN's purchase of the Shares will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity; and

---------------------

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities INCLUDING home, home furnishings and automobiles. In determining income, an investor should add to his or her adjusted gross income as reflected on his or her most recent federal income tax return any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      (b) that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN; and

      (c) that the purchase by the RETIREMENT PLAN is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision; and

      (d)   that one of the following is true and correct (check one):

            / / the RETIREMENT PLAN is a retirement plan whose income from sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States; or

           / / the RETIREMENT PLAN is a retirement plan whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

ALL PROSPECTIVE INVESTORS MUST MAKE THE FOLLOWING CERTIFICATION:

THE RETIREMENT PLAN'S total proposed investment in the Shares:

      / / does NOT represent more than 10% of the RETIREMENT PLAN'S net worth AND such net worth is at least $200,000 OR does NOT represent more than 25% of the RETIREMENT PLAN'S net worth and such net worth is at least $250,000 and the RETIREMENT PLAN had an annual income of at least $100,000 in 1996 and 1997 and reasonably expects to reach the same income level in 1998.

     / / does represent more than 10% of THE RETIREMENT PLAN'S net worth and such net worth is at least $200,00 OR does represent more than 25% of the RETIREMENT PLAN'S net worth and such net worth is at least $250,000 and the RETIREMENT PLAN had an annual income of at least $100,000 in 1996 and 1997 and reasonably expects to reach the same income level in 1998.


III.  GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE RETIREMENT PLAN):

Name:
     ---------------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------
                              (Number and Street)

--------------------------------------------------------------------------------
                  (City)            (State)                 (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                      (Number and Street)

Telephone Number:
                 ---------------------------------------------------------------
                              (Area Code)       (Number)

State in which Formed:
                      ----------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

            (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN:

Name:
     ---------------------------------------------------------------------------

Position or Title:
                  --------------------------------------------------------------


IV.   SIGNATURE.

      The Signature Page is contained on Pages R-5 - R-6.

                           --------------------------
                                 SIGNATURE PAGE
                           --------------------------

                            RETIREMENT PLAN INVESTOR


V-ONE Corporation
20250 Century Boulevard - Suite 300
Germantown, Maryland 20874

Gentlemen:

      The undersigned subscriber for Shares hereby submits to you this Signature Page which constitutes the signature page for the attached Retirement Plan Questionnaire and the attached Subscription Agreement. The undersigned represent and agrees that THE EXECUTION OF THIS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

      1. RETIREMENT PLAN QUESTIONNAIRE. The information contained in the Retirement Plan Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will notify you immediately of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

      2.  SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for:
                                            ----------------

            Aggregate purchase price (number of shares x $2.00--
            minimum  purchase  50,000  shares for  $100,000).........$
                                                                      ----------

            Name(s) in which Shares are to be registered:


            --------------------------------------------------------------------

            --------------------------------------------------------------------

      3. INVESTMENT AUTHORIZATION. The undersigned retirement plans has all requisite authority to acquire the Shares hereby subscribed for and to enter into the Subscription Agreement and further, the undersigned Signatory of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Signature Page on its behalf.

      IN WITNESS WHEREOF, the undersigned represent(s), under penalty of perjury, that the foregoing statements are true and correct and that his or her signature on this Signature Page constitutes the execution the Retirement Plan Questionnaire and the Subscription Agreement on behalf of the subscriber retirement plan this _____ day of ______________, 1998.



                                          --------------------------------------
                                          Name of Retirement Plan



                                          By:
                                             -----------------------------------
                                             Signature of Authorized Individual


                                         ---------------------------------------
                                         Print Name and Title

                                               NOT TO BE COMPLETED BY SUBSCRIBER


CHECK,   SIGNATURE  PAGE  AND  RETIREMENT   PLAN   QUESTIONNAIRE   RECEIVED  AND
SUBSCRIPTION ACCEPTED ON ________________________, 1998.


                                          V-ONE Corporation


                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------